UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05445
Name of Registrant:	Vanguard Fenway Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: September 30
Date of reporting period: October 1, 2017 – March 31, 2018
Item 1: Reports to Shareholders

Semiannual Report | March 31, 2018

Vanguard Equity Income Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	2
Advisors’ Report.	4
Results of Proxy Voting.	9
Fund Profile.	11
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	29
Trustees Approve Advisory Arrangements.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the six months ended March 31, 2018, Vanguard Equity Income Fund returned 3.59% for Investor Shares. It outpaced the 3.32% return of its benchmark, the FTSE High Dividend Yield Index, and the 2.76% average return of its peers.

• The broad stock market posted strong returns over the period’s first four months as corporate earnings generally exceeded expectations and investors were willing to pay more for those earnings. Stocks declined in February and March as inflation concerns increased.

• Growth stocks did better than their value counterparts, and large-capitalization stocks surpassed small-caps.

• The Equity Income Fund’s two advisors focus on investing in value companies with higher yields, and they place an emphasis on dividends.

• Information technology stocks were by far the fund’s top performers, climbing nearly 23% and adding about 3 percentage points to results. Health care and consumer staples detracted the most from absolute returns.

Total Returns: Six Months Ended March 31, 2018
Total
Returns
Vanguard Equity Income Fund
Investor Shares	3.59%
Admiral™ Shares	3.63
FTSE High Dividend Yield Index	3.32
Equity Income Funds Average	2.76
Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Equity Income Fund	0.26%	0.17%	1.15%

The fund expense ratios shown are from the prospectus dated January 25, 2018, and represent estimated costs for the current fiscal year.
For the six months ended March 31, 2018, the fund’s annualized expense ratios were 0.27% for Investor Shares and 0.18% for Admiral
Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Equity Income Funds.

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make

Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
April 13, 2018

Market Barometer
	Total Returns
	Periods Ended March 31, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	5.85%	13.98%	13.17%
Russell 2000 Index (Small-caps)	3.25	11.79	11.47
Russell 3000 Index (Broad U.S. market)	5.65	13.81	13.03
FTSE All-World ex US Index (International)	4.03	16.45	6.30

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.08%	1.20%	1.82%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.37	2.66	2.73
Citigroup Three-Month U.S. Treasury Bill Index	0.63	1.07	0.30

CPI
Consumer Price Index	1.11%	2.36%	1.40%

Advisors’ Report

For the six months ended March 31, 2018, Vanguard Equity Income Fund returned 3.59% for Investor Shares and 3.63% for Admiral Shares. It surpassed the 3.32% return of its benchmark, the FTSE High Dividend Yield Index, and the 2.76% average return of its equity income peers.

Your fund is managed by two independent investment advisors, Wellington Management Company and Vanguard Quantitative Equity Group. The use of two advisors provides exposure to distinct yet complementary investment approaches, enhancing the diversification of your fund. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of the fund’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal period and of how their portfolio positioning reflects this assessment. These comments were prepared on April 19, 2018.

Vanguard Equity Income Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	63	19,419	A fundamental approach to seeking desirable
Company LLP			stocks. Our selections typically offer
			above-average dividend yields, below-average
			valuations, and the potential for dividend
			increases in the future.
Vanguard Quantitative Equity	35	10,661	Employs a quantitative fundamental
Group			management approach, using models that
			assess valuation, growth prospects,
			management decisions, market sentiment, and
			earnings and balance-sheet quality of
			companies as compared with their peers.
Cash Investments	2	700	These short-term reserves are invested by
			Vanguard in equity index products to simulate
			investment in stocks. Each advisor may also
			maintain a modest cash position.

Wellington Management
Company llp

Portfolio Manager:

W. Michael Reckmeyer, III, CFA,
Senior Managing Director
and Equity Portfolio Manager

Global markets continued to rally into the new year, boosted by strong economic data. The U.S. government passed a short-term spending bill to prevent an extended shutdown, and many companies began to respond favorably to the new tax bill. The S&P 500 Index soared to a record high at the end of January. Strong economic fundamentals also propelled markets in Japan, Europe, and China. In the background, however, rising volatility and a more hawkish tone from the major central banks began to indicate that the momentum could start to slow down.

A sharp correction in February, accompanied by a spike in volatility, appeared to be a result of shifting sentiment about inflation and other future market risks. In the United States, 10 of 11 industry sectors of the S&P 500 Index posted negative results and the index fell more than 10%.

Investors grew concerned about the potential upside to inflation risks, bond yields, and Federal Reserve policy stemming from pro-growth deregulation, tax cuts, and increased government spending. Despite this, the U.S. Federal Open Market Committee, under newly appointed Fed Chairman Jerome Powell, maintained an optimistic outlook for the U.S. economy and proceeded to raise interest rates in mid-March by another 25 basis points.

Favorable sector allocation, a residual of our bottom-up stock selection process, added to our portion of the fund’s performance during the six months.

An overweight to financials and an underweight to utilities and telecommunication services helped, as did security selection in industrials, information technology, and utilities.

Among individual stocks, our decision to move from a slightly overweighted position in General Electric to eliminating it altogether contributed to results. The company announced disappointing earnings results at the end of 2017, lowered its guidance, conveyed its intention to sell some of its legacy businesses, and announced that it would cut its dividend in half. An underweight to consumer goods corporation Procter & Gamble and an overweight to hardware company Cisco Systems also boosted returns.

Security selection broadly detracted from the portfolio, driven by weakness in financials, energy, and consumer staples. An underweighted allocation to information technology and a small frictional cash position also lagged. From an individual stock perspective, our decision not to hold benchmark constituent Boeing disappointed most. Our overweights to MetLife and Philip Morris International also hurt.

At the end of the period, we were overweighted in financials, health care, and energy. We also moved from a benchmark-neutral position in real estate to a small overweight. We remained underweighted in information technology, industrials, consumer discretionary, telecommunication services, and consumer staples. In materials, we moved from a benchmark-like allocation to a small underweight.

Significant purchases included new holdings in Comcast, American International Group (AIG), Crown Castle, and Schlumberger. We initiated a position in Comcast after its dividend increase and short-term price weakness related to the company’s bid for U.K.-based media and telecommunications company Sky.

We believe insurance giant AIG can benefit from new management and improving pricing in the sector. We think Tower REIT Crown Castle has good organic growth prospects, driven by the rising use of mobile data in the United States. And we see oilfield services company Schlumberger as a leader in its industry that stands to benefit from an increase in drilling activity.

In addition to eliminating General Electric, we sold out of Altria Group and Cardinal Health during the period. Cardinal Health faced weak results, and we believe there are rising concerns about Amazon’s potential impact on health care distributors. We also trimmed exposure to Microsoft and VF as both companies neared our target prices.

As always, we remain focused on finding investment opportunities in quality dividend-paying companies with attractive total-return potential at discounted valuations.

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal, Head of
Alpha Equity Investments

The investment environment

The period opened with global equities posting positive returns for the seventh consecutive quarter. In the United States, encouraging economic fundamentals, tax-law changes, and low inflation boosted investor sentiment. The European economy stayed on a path of broad improvement, including record-high employment and manufacturing activity and elevated consumer confidence. Developed markets in the Asia Pacific region also rallied, helped by economic and business activity in Japan and Singapore.

As 2018 began, global economic momentum continued against a backdrop of rising volatility and a hawkish tone from the major central banks. In the United States, companies began to respond to new tax laws, and strong earnings announcements moved the S&P 500 Index to a record high at the end of January. Developed Europe and Asia Pacific equities also rose, fueled by better macroeconomic fundamentals.

February brought a sudden change in market sentiment and the return of volatility after an unusually long period of calm. From a macroeconomic perspective, it seems the markets finally awoke to the fact that U.S. tax cuts, along with the country’s large government spending package and pro-growth deregulation, posed upside risks to inflation and Fed policy.

Over the period, the broad U.S. equity market (as measured by the Russell 3000 Index) returned 5.65%. U.S. stock market performance was mixed; 7 of 11 sectors advanced, led by information technology and consumer discretionary. Growth stocks outpaced their value counterparts, and large-capitalization stocks topped small-caps.

Investment objective and strategy

Although it’s important to understand how overall performance is affected by the macroeconomic factors we’ve described, our strategy focuses on company-specific fundamentals, not technical analysis. Our stock selection model evaluates companies to identify those with attractive characteristics that we believe will outperform over the long run.

To do this, we use a strict quantitative process that focuses on a combination of five themes: high quality—healthy balance sheets and consistent cash-flow generation; management decisions—sound investment policies that favor internal over external funding; consistent earnings growth—a demonstrated ability to grow earnings year after year; strong market sentiment—market confirmation of our view; and reasonable valuation—avoidance of overpriced stocks.

The interaction of these themes generates an opinion on the stocks each day. We monitor our portfolio based on those rankings and adjust when appropriate. Our approach also includes a dynamic weighting process that shifts the relative importance of the themes over time. Using the results of our model, we then construct our portfolio with the goal of maximizing expected return while minimizing exposure to risks that our research indicates do not improve returns, such as industry selection and other risks relative to our benchmark.

Our successes and shortfalls

Over the six months, the results of our combined model were positive, with three of five themes helping. The quality and sentiment models added most to performance. Valuation also contributed, but growth and management decisions detracted.

Results exceeded those of the benchmark in 8 of the 11 sectors in which the fund maintained exposure. Energy and industrials added the most, followed by consumer discretionary. Information technology, real estate, and telecommunication services lagged.

Boeing was the largest relative contributor in industrials, helped by our underweighting of General Electric. Delek US Holdings was the standout in energy, and Tailored Brands and Best Buy led in consumer discretionary. Underweighted allocations to Cisco Systems and Microsoft in information technology and BlackRock and CME Group in financials hurt relative performance, as did an overweight to PG&E in utilities.

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	549,196,781	16,941,804	97.0%
Emerson U. Fullwood	548,277,743	17,860,842	96.8%
Amy Gutmann	547,523,838	18,614,747	96.7%
JoAnn Heffernan Heisen	548,366,779	17,771,806	96.9%
F. Joseph Loughrey	548,608,113	17,530,472	96.9%
Mark Loughridge	549,123,619	17,014,966	97.0%
Scott C. Malpass	547,921,510	18,217,075	96.8%
F. William McNabb III	548,186,555	17,952,030	96.8%
Deanna Mulligan	548,641,436	17,497,149	96.9%
André F. Perold	534,326,795	31,811,790	94.4%
Sarah Bloom Raskin	547,873,806	18,264,779	96.8%
Peter F. Volanakis	548,313,064	17,825,521	96.9%
* Results are for all funds within the same trust.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Equity Income Fund	242,278,422	9,928,960	9,606,050	55,379,123	76.4%

Fund shareholders did not approve the following proposal:

Proposal 7—Institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights. Such procedures may include time-limited engagement with problem companies if management believes that their behavior can be changed.

The trustees recommended a vote against the proposal for the following reasons: (1) Vanguard is fully compliant with all applicable U.S. laws and regulations that prohibit the investment in any company owned or controlled by the government of Sudan; (2) the addition of further investment constraints is not in fund shareholders’ best interests if those constraints are unrelated to a fund’s stated investment objective, policies, and strategies; and (3) divestment is an ineffective means to implement social change, as it often puts the shares into the hands of another owner with no direct impact to the company’s capitalization.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Equity Income Fund	51,557,144	14,783,900	195,472,388	55,379,123	16.3%

Equity Income Fund

Fund Profile
As of March 31, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VEIPX	VEIRX
Expense Ratio[1]	0.26%	0.17%
30-Day SEC Yield	2.71%	2.80%

Portfolio Characteristics
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	FA Index
Number of Stocks	193	378	3,771
Median Market Cap	$105.0B	$130.6B	$64.2B
Price/Earnings Ratio	17.2x	19.2x	21.2x
Price/Book Ratio	2.6x	2.8x	2.9x
Return on Equity	15.9%	16.2%	15.0%
Earnings Growth
Rate	2.7%	1.8%	8.4%
Dividend Yield	2.9%	3.0%	1.8%
Foreign Holdings	8.5%	0.0%	0.0%
Turnover Rate
(Annualized)	41%	—	—
Short-Term
Reserves	1.2%	—	—

Volatility Measures
	FTSE High	DJ
	Dividend	U.S. Total
	Yield	Market
	Index	FA Index
R-Squared	0.99	0.91
Beta	0.98	0.87

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Sector Diversification (% of equity exposure)
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	FA Index
Consumer
Discretionary	5.0%	6.1%	12.9%
Consumer Staples	11.7	12.0	6.8
Energy	10.6	9.3	5.5
Financials	16.7	14.0	15.1
Health Care	14.8	12.9	13.3
Industrials	9.6	11.7	10.9
Information
Technology	15.1	17.8	23.9
Materials	3.8	4.1	3.3
Real Estate	0.7	0.1	3.7
Telecommunication
Services	4.0	4.5	1.7
Utilities	8.0	7.5	2.9

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Ten Largest Holdings (% of total net assets)
Microsoft Corp.	Systems Software	4.5%
JPMorgan Chase & Co.	Diversified Banks	3.9
Johnson & Johnson	Pharmaceuticals	3.2
Cisco Systems Inc.	Communications
	Equipment	2.6
Verizon Communications Integrated
Inc.	Telecommunication
	Services	2.4
Philip Morris
International Inc.	Tobacco	2.4
Intel Corp.	Semiconductors	2.3
Wells Fargo & Co.	Diversified Banks	2.2
Pfizer Inc.	Pharmaceuticals	2.2
Chevron Corp.	Integrated Oil & Gas	2.0
Top Ten		27.7%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated January 25, 2018, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2018, the annualized expense ratios were 0.27% for Investor Shares and 0.18% for Admiral Shares.

Equity Income Fund

Investment Focus

Equity Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2007, Through March 31, 2018

Note: For 2018, performance data reflect the six months ended March 31, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018
	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	3/21/1988	10.37%	11.65%	9.29%
Admiral Shares	8/13/2001	10.43	11.75	9.40

See Financial Highlights for dividend and capital gains information.

Equity Income Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (96.7%)[1]
Consumer Discretionary (4.7%)
McDonald’s Corp.	1,605,931	251,135
Home Depot Inc.	1,229,701	219,182
Comcast Corp.
Class A	6,275,876	214,447
Cie Generale des
Etablissements
Michelin SCA	770,842	113,941
Ford Motor Co.	9,326,955	103,343
Las Vegas Sands Corp.	1,131,267	81,338
Best Buy Co. Inc.	1,057,818	74,037
Wynn Resorts Ltd.	381,539	69,577
Ralph Lauren Corp.
Class A	581,358	64,996
VF Corp.	730,274	54,128
Tailored Brands Inc.	1,973,994	49,468
H&R Block Inc.	1,310,818	33,308
Kohl’s Corp.	372,702	24,416
General Motors Co.	439,847	15,984
Omnicom Group Inc.	215,009	15,625
Polaris Industries Inc.	133,482	15,286
Interpublic Group of
Cos. Inc.	491,241	11,313
MDC Holdings Inc.	399,724	11,160
Abercrombie & Fitch
Co.	326,793	7,912
TEGNA Inc.	491,559	5,599
Dine Brands Global
Inc.	54,751	3,591
Cracker Barrel Old
Country Store Inc.	19,400	3,088
Tribune Media Co.
Class A	75,610	3,063
L Brands Inc.	34,414	1,315
		1,447,252

Consumer Staples (11.3%)
Philip Morris
International Inc.	7,293,785	725,002
PepsiCo Inc.	4,483,710	489,397
Unilever NV	7,056,022	397,889
Coca-Cola Co.	6,871,164	298,415
British American
Tobacco plc	4,827,711	280,257
Walmart Inc.	2,950,339	262,492
Procter & Gamble
Co.	2,704,130	214,383
Sysco Corp.	2,412,562	144,657
Kraft Heinz Co.	2,307,287	143,721
Diageo plc ADR	966,372	130,866
Altria Group Inc.	1,221,577	76,129
Kellogg Co.	1,122,634	72,983
Conagra Brands Inc.	1,815,148	66,943
Nu Skin Enterprises
Inc. Class A	742,455	54,726
General Mills Inc.	665,400	29,983
Archer-Daniels-
Midland Co.	580,425	25,173
Clorox Co.	185,307	24,666
Kimberly-Clark Corp.	183,374	20,195
Pinnacle Foods Inc.	246,856	13,355
Flowers Foods Inc.	479,785	10,488
Coca-Cola European
Partners plc	166,604	6,941
Vector Group Ltd.	104,671	2,134
		3,490,795
Energy (10.3%)
Chevron Corp.	5,268,457	600,815
Exxon Mobil Corp.	7,456,363	556,319
Suncor Energy Inc.	12,724,889	439,518
^ TransCanada Corp.	5,363,215	221,797
Schlumberger Ltd.	3,039,894	196,924

Equity Income Fund

			Market
			Value•
		Shares	($000)
	Canadian Natural
	Resources Ltd.	5,903,348	185,778
	Occidental
	Petroleum Corp.	2,750,553	178,676
	Phillips 66	1,848,894	177,346
	Kinder Morgan Inc.	11,386,917	171,487
	ConocoPhillips	2,294,233	136,025
	Valero Energy Corp.	1,101,349	102,172
	Marathon Petroleum
	Corp.	833,878	60,965
	Delek US Holdings
	Inc.	1,305,859	53,149
	HollyFrontier Corp.	774,749	37,854
	Cosan Ltd.	2,869,212	29,811
^	Ship Finance
	International Ltd.	1,173,600	16,783
	PBF Energy Inc.
	Class A	161,658	5,480
			3,170,899
Financials (16.1%)
	JPMorgan Chase &
	Co.	11,022,930	1,212,192
	Wells Fargo & Co.	12,740,443	667,727
	MetLife Inc.	8,960,333	411,190
	PNC Financial
	Services Group Inc.	2,386,642	360,956
	Marsh & McLennan
	Cos. Inc.	3,537,898	292,195
	Chubb Ltd.	1,862,427	254,724
	BlackRock Inc.	469,632	254,409
	M&T Bank Corp.	1,132,692	208,823
	American International
	Group Inc.	3,515,213	191,298
	Principal Financial
	Group Inc.	2,645,716	161,150
	Travelers Cos. Inc.	1,082,711	150,345
	US Bancorp	2,561,526	129,357
	Aflac Inc.	2,143,034	93,779
	Prudential Financial
	Inc.	801,136	82,958
	Regions Financial
	Corp.	4,329,478	80,442
	Fifth Third Bancorp	1,957,071	62,137
	T. Rowe Price Group
	Inc.	534,918	57,755
	LPL Financial Holdings
	Inc.	923,082	56,373
	Ameriprise Financial Inc.	285,046	42,170
	FNF Group	996,737	39,889
	SunTrust Banks Inc.	439,080	29,875
	First American
	Financial Corp.	425,026	24,940
	CME Group Inc.	153,831	24,881
	Huntington
	Bancshares Inc.	1,366,534	20,635

BB&T Corp.	329,941	17,170
Federated Investors
Inc. Class B	438,362	14,641
Thomson Reuters
Corp.	103,040	3,982
Cullen/Frost Bankers
Inc.	35,264	3,740
BankUnited Inc.	79,333	3,172
Umpqua Holdings
Corp.	144,826	3,101
		4,956,006
Health Care (14.3%)
Johnson & Johnson	7,610,404	975,273
Pfizer Inc.	18,731,634	664,786
Eli Lilly & Co.	6,070,308	469,660
Bristol-Myers
Squibb Co.	6,976,134	441,240
Merck & Co. Inc.	7,678,896	418,269
Medtronic plc	4,136,384	331,821
Novartis AG	2,858,323	231,244
AbbVie Inc.	2,219,401	210,066
Koninklijke Philips NV	5,024,089	193,076
Roche Holding AG	748,773	171,739
Amgen Inc.	980,077	167,084
Abbott Laboratories	1,262,931	75,675
Gilead Sciences Inc.	664,800	50,119
		4,400,052
Industrials (9.3%)
Caterpillar Inc.	2,579,984	380,238
Union Pacific Corp.	2,777,153	373,333
Eaton Corp. plc	3,585,439	286,512
3M Co.	1,200,563	263,548
Boeing Co.	771,586	252,988
Honeywell
International Inc.	1,729,135	249,877
Raytheon Co.	780,012	168,342
Lockheed Martin
Corp.	398,489	134,661
United Technologies
Corp.	953,634	119,986
Waste Management
Inc.	1,088,973	91,604
General Electric Co.	5,639,522	76,021
Norfolk Southern
Corp.	477,555	64,842
BAE Systems plc	7,056,571	57,642
Copa Holdings SA
Class A	425,416	54,721
Greenbrier Cos. Inc.	1,020,096	51,260
United Parcel Service
Inc. Class B	480,416	50,280
GATX Corp.	721,719	49,431
Cummins Inc.	242,848	39,363
PACCAR Inc.	527,322	34,893
Timken Co.	257,662	11,749

Equity Income Fund

			Market
			Value•
		Shares	($000)
	Ryder System Inc.	113,666	8,274
	Kennametal Inc.	187,067	7,513
	KAR Auction Services
	Inc.	131,375	7,121
	Briggs & Stratton Corp.	241,778	5,177
	Watsco Inc.	24,824	4,492
	Brady Corp. Class A	79,676	2,960
	Deere & Co.	13,629	2,117
			2,848,945
Information Technology (14.3%)
	Microsoft Corp.	15,043,453	1,373,016
	Cisco Systems Inc.	18,331,672	786,245
	Intel Corp.	13,713,514	714,200
	Analog Devices Inc.	3,987,923	363,419
	QUALCOMM Inc.	4,473,315	247,866
	Maxim Integrated
	Products Inc.	3,266,386	196,702
	Texas Instruments Inc.	1,603,141	166,550
	HP Inc.	4,344,620	95,234
	Broadcom Ltd.	395,813	93,273
	International Business
	Machines Corp.	562,033	86,233
	KLA-Tencor Corp.	571,481	62,297
	Western Union Co.	2,950,461	56,737
	DXC Technology Co.	463,077	46,553
	Science Applications
	International Corp.	467,712	36,856
	Cypress Semiconductor
	Corp.	2,102,679	35,662
	Western Digital Corp.	348,905	32,194
	Seagate Technology plc	391,655	22,920
	Automatic Data
	Processing Inc.	18,807	2,134
			4,418,091
Materials (3.7%)
	DowDuPont Inc.	8,391,187	534,603
	International Paper Co.	3,701,592	197,776
	LyondellBasell
	Industries NV Class A	1,828,044	193,188
	Huntsman Corp.	1,990,993	58,237
	Air Products &
	Chemicals Inc.	286,982	45,639
	Greif Inc. Class A	587,530	30,698
	CF Industries Holdings
	Inc.	474,618	17,907
	Avery Dennison Corp.	130,426	13,858
	Packaging Corp. of
	America	107,315	12,094
	Domtar Corp.	273,696	11,643
	Rayonier Advanced
	Materials Inc.	426,808	9,164
	WestRock Co.	133,336	8,556
*	Ferroglobe plc	523,524	5,617
			1,138,980

Other (0.3%)
2 Vanguard High
Dividend Yield ETF	1,047,950	86,445

Real Estate (0.7%)
Crown Castle
International Corp.	1,880,979	206,174

Telecommunication Services (3.9%)
Verizon
Communications Inc.	15,588,130	745,425
AT&T Inc.	8,173,163	291,373
BCE Inc.	4,089,284	175,969
		1,212,767
Utilities (7.8%)
NextEra Energy Inc.	2,465,575	402,702
American Electric
Power Co. Inc.	4,286,534	294,013
Dominion Energy Inc.	3,912,888	263,846
Sempra Energy	1,998,968	222,325
Exelon Corp.	5,696,001	222,201
Eversource Energy	3,244,722	191,179
Xcel Energy Inc.	3,300,752	150,118
Duke Energy Corp.	1,294,892	100,315
FirstEnergy Corp.	2,292,533	77,969
Entergy Corp.	904,570	71,262
Edison International	1,112,439	70,818
CenterPoint Energy
Inc.	2,497,750	68,438
MDU Resources
Group Inc.	1,532,808	43,164
PNM Resources Inc.	975,484	37,312
Public Service
Enterprise Group Inc.	723,880	36,368
Consolidated Edison
Inc.	447,490	34,877
National Fuel Gas Co.	622,568	32,031
NRG Energy Inc.	951,263	29,042
WEC Energy Group
Inc.	211,763	13,278
DTE Energy Co.	121,743	12,710
Ameren Corp.	140,311	7,946
IDACORP Inc.	78,224	6,905
Vectren Corp.	77,245	4,938
Atmos Energy Corp.	55,054	4,638
		2,398,395
Total Common Stocks
(Cost $22,517,840)		29,774,801

Equity Income Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (3.8%)[1]
Money Market Fund (2.4%)
[3,4] Vanguard Market
Liquidity Fund,
1.775%	7,425,335	742,533

	Face
	Amount
	($000)
Repurchase Agreements (1.2%)
Goldman Sachs & Co.
1.800%, 4/2/18 (Dated
3/29/18, Repurchase
Value $108,422,000
collateralized by Federal
Home Loan Mortgage
Corp. 3.000%– 6.500%,
9/1/20–4/1/39, and
Federal National
Mortgage Assn. 2.000%–
7.500%, 5/1/23–2/1/48,
with a value of
110,568,000)	108,400	108,400
RBS Securities, Inc.
1.790%, 4/2/18 (Dated
3/29/18, Repurchase
Value $200,040,000
collateralized by U. S.
Treasury Note/Bond
1.500%–3.375%,
10/31/19–11/15/19,
with a value of
$204,004,000)	200,000	200,000
Societe Generale 1.760%,
4/2/18 (Dated 3/29/18,
Repurchase Value
$50,110,000 collater-
alized by Federal Home
Loan Bank 0.000%,
4/6/18, Federal Home
Loan Mortgage Corp.
3.500%–5.704%,
1/1/20–11/1/47, Federal
National Mortgage Assn.
1.000%–3.000%,
4/30/18– 6/1/32, Govern-
ment National Mortgage
Assn. 4.500%, 2/20/47,
and U.S. Treasury
Note/Bond 0.000%–
3.000%, 8/16/18–
11/15/45, with a value
of $51,102,000)	50,100	50,100
		358,500

		Face	Market
		Amount	Value •
		($000)	($000)
U. S. Government and Agency Obligations (0.2%)
5	federal home loan
	bank discount notes,
	1.604%, 4/27/18	25,000	24,972
	united states treasury
	bill, 1.432%, 4/26/18	1,000	999
6	united states treasury
	bill, 1.461%, 5/3/18	8,453	8,441
6	united states treasury
	bill, 1.370%, 5/17/18	9,000	8,982
6	united states treasury
	bill, 1.429%–1.559%,
	5/24/18	300	299
6	united states treasury
	bill, 1.446%, 5/31/18	300	299
6	united states treasury
	bill, 1.599%, 6/7/18	500	499
6	united states treasury
	bill, 1.509%, 6/21/18	7,000	6,974
6	united states treasury
	bill, 1.846%, 8/9/18	1,000	994
6	united states treasury
	bill, 1.849%, 8/16/18	1,000	993
6	united states treasury
	bill, 1.908%, 9/27/18	2,000	1,981
			55,433
Total Temporary Cash Investments
(Cost $1,156,426)			1,156,466
Total Investments (100.5%)
(Cost $23,674,266)			30,931,267

Equity Income Fund

Amount
($000)
Other Assets and Liabilities (-0.5%)
Other Assets
Investment in Vanguard	1,680
Receivables for Investment Securities Sold 43,459
Receivables for Accrued Income	55,277
Receivables for Capital Shares Issued	41,592
Variation Margin Receivable—
Futures Contracts	8,441
Other Assets	14,432
Total Other Assets	164,881
Liabilities
Payables for Investment Securities
Purchased	(99,432)
Collateral for Securities on Loan	(155,667)
Payables to Investment Advisor	(5,721)
Payables for Capital Shares Redeemed	(35,274)
Payables to Vanguard	(20,307)
Other Liabilities	(26)
Total Liabilities	(316,427)
Net Assets (100%)	30,779,721

At March 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	22,596,041
Undistributed Net Investment Income	33,253
Accumulated Net Realized Gains	924,062
Unrealized Appreciation (Depreciation)
Investment Securities	7,257,001
Futures Contracts	(30,738)
Foreign Currencies	102
Net Assets	30,779,721

Amount
($000)
Investor Shares—Net Assets
Applicable to 160,899,713 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,801,685
Net Asset Value Per Share—
Investor Shares	$36.06

Admiral Shares—Net Assets
Applicable to 330,507,052 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	24,978,036
Net Asset Value Per Share—
Admiral Shares	$75.57

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $149,643,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 98.8% and 1.7%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard
funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
4 Includes $155,667,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its
securities are generally neither guaranteed by the U.S.
Treasury nor backed by the full faith and credit of the U.S.
government.
6 Securities with a value of $28,128,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.

Equity Income Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	June 2018	4,846	640,399	(30,738)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Statement of Operations

Six Months Ended
March 31, 2018
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	427,893
Dividends—Affiliated Issuers	1,312
Interest—Unaffiliated Issuers	2,481
Interest—Affiliated Issuers	3,194
Securities Lending—Net	378
Total Income	435,258
Expenses
Investment Advisory Fees—Note B
Basic Fee	12,464
Performance Adjustment	143
The Vanguard Group—Note C
Management and Administrative—Investor Shares	4,874
Management and Administrative—Admiral Shares	10,426
Marketing and Distribution—Investor Shares	538
Marketing and Distribution—Admiral Shares	952
Custodian Fees	132
Shareholders’ Reports and Proxy—Investor Shares	108
Shareholders’ Reports and Proxy—Admiral Shares	277
Trustees’ Fees and Expenses	21
Total Expenses	29,935
Net Investment Income	405,323
Realized Net Gain (Loss)
Investment Securities Sold–Unaffiliated Issuers	946,690
Investment Securities Sold–Affiliated Issuers	(78)
Futures Contracts	49,905
Foreign Currencies	57
Realized Net Gain (Loss)	996,574
Change in Unrealized Appreciation (Depreciation)
Investment Securities–Unaffiliated Issuers	(299,562)
Investment Securities–Affiliated Issuers	1,482
Futures Contracts	(36,346)
Foreign Currencies	124
Change in Unrealized Appreciation (Depreciation)	(334,302)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,067,595
1 Dividends are net of foreign withholding taxes of $6,148,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	405,323	741,584
Realized Net Gain (Loss)	996,574	376,595
Change in Unrealized Appreciation (Depreciation)	(334,302)	3,006,882
Net Increase (Decrease) in Net Assets Resulting from Operations	1,067,595	4,125,061
Distributions
Net Investment Income
Investor Shares	(70,115)	(158,563)
Admiral Shares	(305,016)	(590,086)
Realized Capital Gain[1]
Investor Shares	(71,934)	(59,063)
Admiral Shares	(298,582)	(197,566)
Total Distributions	(745,647)	(1,005,278)
Capital Share Transactions
Investor Shares	(271,304)	(168,911)
Admiral Shares	1,353,816	2,822,122
Net Increase (Decrease) from Capital Share Transactions	1,082,512	2,653,211
Total Increase (Decrease)	1,404,460	5,772,994
Net Assets
Beginning of Period	29,375,261	23,602,267
End of Period[2]	30,779,721	29,375,261

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $79,922,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $33,253,000 and $3,004,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$35.64	$31.69	$28.78	$31.23	$28.26	$24.31
Investment Operations
Net Investment Income	. 469[1]	.908[1]	.909	.847	.826	.732
Net Realized and Unrealized Gain (Loss)
on Investments	.832	4.292	3.912	(1.431)	3.754	3.946
Total from Investment Operations	1.301	5.200	4.821	(.584)	4.580	4.678
Distributions
Dividends from Net Investment Income	(. 435)	(. 912)	(. 895)	(. 852)	(. 811)	(.728)
Distributions from Realized Capital Gains	(.446)	(.338)	(1.016)	(1.014)	(.799)	—
Total Distributions	(.881)	(1.250)	(1.911)	(1.866)	(1.610)	(.728)
Net Asset Value, End of Period	$36.06	$35.64	$31.69	$28.78	$31.23	$28.26

Total Return[2]	3.59%	16.68%	17.21%	-2.11%	16.62%	19.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,802	$6,002	$5,487	$4,812	$5,528	$4,839
Ratio of Total Expenses to
Average Net Assets[3]	0.27%	0.26%	0.26%	0.26%	0.29%	0.30%
Ratio of Net Investment Income to
Average Net Assets	2.55%	2.70%	3.00%	2.72%	2.74%	2.81%
Portfolio Turnover Rate	41%	28%	26%	32%	33%	34%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.01%), (0.01%), (0.01%), 0.00%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$74.69	$66.43	$60.31	$65.45	$59.24	$50.94
Investment Operations
Net Investment Income	1.022[1]	1.968[1]	1.963	1.834	1.790	1.585
Net Realized and Unrealized Gain (Loss)
on Investments	1.742	8.977	8.219	(3.003)	7.853	8.293
Total from Investment Operations	2.764	10.945	10.182	(1.169)	9.643	9.878
Distributions
Dividends from Net Investment Income	(.947)	(1.977)	(1.932)	(1.846)	(1.758)	(1.578)
Distributions from Realized Capital Gains	(.937)	(.708)	(2.130)	(2.125)	(1.675)	—
Total Distributions	(1.884)	(2.685)	(4.062)	(3.971)	(3.433)	(1.578)
Net Asset Value, End of Period	$75.57	$74.69	$66.43	$60.31	$65.45	$59.24

Total Return[2]	3.63%	16.75%	17.35%	-2.03%	16.70%	19.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$24,978	$23,373	$18,115	$12,962	$12,319	$9,134
Ratio of Total Expenses to
Average Net Assets[3]	0.18%	0.17%	0.17%	0.17%	0.20%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.64%	2.79%	3.09%	2.81%	2.83%	2.90%
Portfolio Turnover Rate	41%	28%	26%	32%	33%	34%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.01%), (0.01%), (0.01%), 0.00%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Notes to Financial Statements

Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Equity Income Fund

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2018, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and for the period ended March 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

Equity Income Fund

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2018, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firm Wellington Management Company LLP provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company LLP is subject to quarterly adjustments based on performance relative to the FTSE High Dividend Yield Index for the preceding three years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $827,000 for the six months ended March 31, 2018.

For the six months ended March 31, 2018, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.08% of the fund’s average net assets, before an increase of $143,000 (0.00%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Equity Income Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2018, the fund had contributed to Vanguard capital in the amount of $1,680,000, representing 0.01% of the fund’s net assets and 0.67% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of March 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	28,726,902	1,047,899	—
Temporary Cash Investments	742,533	413,933	—
Futures Contracts—Assets[1]	8,441	—	—
Total	29,477,876	1,461,832	—
1 Represents variation margin on the last day of the reporting period.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2018, the cost of investment securities for tax purposes was $23,694,720,000. Net unrealized appreciation of investment securities for tax purposes was $7,236,547,000, consisting of unrealized gains of $7,606,689,000 on securities that had risen in value since their purchase and $370,142,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2018, the fund purchased $6,589,421,000 of investment securities and sold $6,181,177,000 of investment securities, other than temporary cash investments.

Equity Income Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	March 31, 2018		September 30, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	607,126	16,377	1,307,027	39,209
Issued in Lieu of Cash Distributions	130,978	3,524	201,419	5,967
Redeemed	(1,009,408)	(27,428)	(1,677,357)	(49,867)
Net Increase (Decrease)—Investor Shares	(271,304)	(7,527)	(168,911)	(4,691)
Admiral Shares
Issued	2,966,734	38,349	5,702,925	81,210
Issued in Lieu of Cash Distributions	518,951	6,664	667,841	9,421
Redeemed	(2,131,869)	(27,449)	(3,548,644)	(50,390)
Net Increase (Decrease)—Admiral Shares	1,353,816	17,564	2,822,122	40,241

H. Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds Realized					March 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App.(Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard High
Dividend Yield ETF	84,957	—	—	—	1,488	1,312	—	86,445
Vanguard Market
Liquidity Fund	471,508	NA1	NA1	(78)	(6)	3,194	—	742,533
Total	556,465			(78)	1,482	4,506	—	828,978
1 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Fund	9/30/2017	3/31/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,035.89	$1.37
Admiral Shares	1,000.00	1,036.34	0.91
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.59	$1.36
Admiral Shares	1,000.00	1,024.03	0.91

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.27% for Investor Shares and 0.18% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/365).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Equity Income Fund has renewed the fund’s investment advisory arrangements with Wellington Management Company LLP and The Vanguard Group, Inc. (Vanguard), through its Quantitative Equity Group. The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of each advisor. The board considered the following:

Wellington Management. Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. Using fundamental research, Wellington Management seeks to build a portfolio with an above-market yield, superior growth rate, and attractive valuation. Although every company purchased for the portfolio will pay a dividend, the goal is to build a portfolio with an above-market yield in aggregate, allowing for individual companies with below-market yields. Normalized earnings, normalized price-to-earnings ratios, and improving returns on capital are key to the research process. The board also noted that the portfolio manager of the fund has more than two decades of investment industry experience. The firm has advised the fund since 2000.

Vanguard. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 2003.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expense rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory expense rate.

The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule for Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by Wellington Management increase. The board also concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q652 052018

Semiannual Report | March 31, 2018

Vanguard PRIMECAP Core Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	2
Advisor’s Report.	4
Results of Proxy Voting.	7
Fund Profile.	8
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	20
Trustees Approve Advisory Arrangement.	22
Glossary.	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the six months ended March 31, 2018, Vanguard PRIMECAP Core Fund returned 6.13%, exceeding the 5.98% return of its benchmark and the 4.96% average return of its multi-capitalization core fund peers.

• The broad stock market posted strong returns over the period’s first four months as corporate earnings generally exceeded expectations and investors were willing to pay more for those earnings. Stocks declined in February and March as inflation concerns increased.

• PRIMECAP Management Company, the fund’s advisor, traditionally invests most heavily in the information technology and health care sectors. Technology, which advanced about 15%, contributed most to the fund’s results. Health care, which declined about 3%, detracted most.

• The fund’s industrial stocks also performed well, while its consumer discretionary stocks lagged those in the benchmark.

Total Returns: Six Months Ended March 31, 2018
Total
Returns
Vanguard PRIMECAP Core Fund	6.13%
MSCI US Prime Market 750 Index	5.98
Multi-Cap Core Funds Average	4.96
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
PRIMECAP Core Fund	0.46%	1.11%

The fund expense ratio shown is from the prospectus dated January 25, 2018, and represents estimated costs for the current fiscal year.
For the six months ended March 31, 2018, the fund’s annualized expense ratio was 0.46%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Multi-Cap Core Funds.

1

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority

2

front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make

Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
April 13, 2018

Market Barometer
		Total Returns
		Periods Ended March 31, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	5.85%	13.98%	13.17%
Russell 2000 Index (Small-caps)	3.25	11.79	11.47
Russell 3000 Index (Broad U.S. market)	5.65	13.81	13.03
FTSE All-World ex US Index (International)	4.03	16.45	6.30

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.08%	1.20%	1.82%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.37	2.66	2.73
Citigroup Three-Month U.S. Treasury Bill Index	0.63	1.07	0.30

CPI
Consumer Price Index	1.11%	2.36%	1.40%

3

Advisor’s Report

For the six months ended March 31, 2018, Vanguard PRIMECAP Core Fund returned 6.13%, slightly exceeding the 5.98% return of the fund’s benchmark, the MSCI US Prime Market 750 Index; the 4.96% average return of the fund’s multi-capitalization core fund competitors; and the 5.84% return of the Standard & Poor’s 500 Index, which serves as a proxy for the broad market in the attribution discussion that follows. Relative to the S&P 500 Index, sector allocation, particularly the fund’s overweight position in information technology, helped relative results. Stock selection detracted from relative results, as underperformance in consumer discretionary and health care more than offset strong stock selection in industrials and information technology.

The investment environment

The economy finished 2017 on solid footing. Tax legislation passed in December, catalyzing an optimism not seen since before the 2008–2009 recession. Consumer confidence climbed to its highest level in a decade, and consumption increased at a robust pace in the fourth quarter, buoyed by continued gains in employment levels and household net worth. Industrial production and business investment also increased at a solid pace. Treasury yields rose but remained accommodative, and the U.S. dollar weakened on foreign economies’ growth and central bank commentary. The U.S. stock market reacted favorably to these developments, climbing steadily to record highs in late January, with historically low levels of volatility.

This relentless ascent eventually hit a snag, largely in the form of potential regulatory scrutiny of key technology companies and combative trade rhetoric. Underlying economic measures remained robust through March-end, but volatility spiked and the U.S. equity market corrected lower, finishing the period 8% below January highs.

Despite the late retreat, cyclicals outperformed during the period, with the consumer discretionary and information technology sectors each returning roughly 13%. Within these sectors, so-called FAANG stocks (Facebook, Amazon, Apple, Netflix, and Google) and their brethren continued their outperformance streak. More defensive sectors such as consumer staples, telecommunication services, and utilities lost absolute ground, as did energy and real estate.

Portfolio update

Sector allocation helped the fund’s relative results. The portfolio maintained its significant overweight position in information technology, health care, and industrial stocks (72% of ending assets versus 48% in the benchmark). The portfolio has meaningful underweight positions in consumer staples and energy (1% versus 14%) and limited exposure to materials, telecommunication services, real estate, and utilities (2% versus 11%). The fund is also modestly underweighted in financials (10% versus 15%); it maintains in-line exposure to consumer discretionary (12%). The fund’s relative results benefited most from its overweight allocation to information technology and

4

underweights in consumer staples and energy. This more than offset the negative impact from its health care overweight.

The fund’s information technology holdings contributed strongly, returning 15%, ahead of the benchmark’s 13%. The fund maintains significant holdings in semiconductor and software stocks. Key positive performers included Texas Instruments (+17%) and NVIDIA (+30%) in semiconductors; software company Micro Focus International (–56%) provided a partial offset. Storage company NetApp (+42%) also contributed meaningfully to outperformance.

The fund’s health care holdings detracted. The portfolio returned –3% against a roughly flat benchmark return. Biotech-nology and pharmaceutical stocks, where our holdings are concentrated, under-performed health care providers and services, which benefited from the tax legislation and speculation about mergers and acquisitions. During the period, Biogen’s early 2017 spinoff, Bioverativ, was acquired by Sanofi, generating an 84% return. However, our large position in former parent Biogen (–13%) under-performed the benchmark. Biotechnology company Amgen (–7%) and pharmaceutical companies Eli Lilly (–8%) and Roche (–7%) also contributed to sector underperformance.

The fund’s industrial holdings contributed to relative performance. Effective stock selection in the sector contributed to relative performance. The fund benefited from owning Airbus (+21%) and avoiding General Electric (–43%). Airlines, a significant overweight position for the fund, saw mixed results, as Delta Air Lines, United Continental Holdings, and American Airlines out-performed, while Southwest Airlines underperformed.

In consumer discretionary, disappointing stock selection led to underperformance. Sony (+29%) was a positive contributor, but the fund’s ownership of CarMax (–18%) and its limited exposure to surging Amazon (+51%) and Netflix (+63%) detracted from relative results.

As of March 31, 2018, the fund’s top ten holdings represented 30% of assets.

Advisor perspectives

The current bull market recently eclipsed the nine-year mark, and yet there are reasons for late-cycle optimism. Earnings growth in 2018 is expected to be robust, driven in part by the substantial corporate tax cut that is part of the new tax law. Valuation is not excessive; following its late-period correction, the S&P 500 Index trades at a forward price/earnings multiple (16.4 times) roughly in line with its 25-year historical average (16.1 times). We remain constructive on the U.S. economy, with 2.9% real GDP growth in last year’s fourth quarter and comparable growth expected during 2018. U.S. equities thus continue to be attractive, particularly relative to the 10-year Treasury yield of 2.7% that was briefly hit in January.

5

There are, as always, reasons for concern. Chief among these is the heightened possibility of a trade war. Legitimate U.S. trade grievances certainly exist, and it remains unclear whether President Trump’s aggressive posturing is more bark or bite. But the actions suggested by the President’s threats of tariffs against various Chinese imports are fraught with legal, economic, and geopolitical risks. We remain hopeful that this protectionist impulse will fade.

Importantly, many of our holdings have opportunity sets that do not rely on near-term macroeconomic trends. Our largest sector positions are in information technology (32%) and health care (20%), and in both sectors the forward P/E ratio is below its 20-year average despite what we view as strong secular growth trajectories.

Conclusion

As bottom-up stock pickers, we spend our time searching for opportunities to invest in stocks with long-term prospects we find to be materially better than market prices imply. We believe, as scientist and Nobel laureate Alexander Fleming said, “It is the lone worker who makes the first advance in a subject; the details may be worked out by a team, but the prime idea is due to the enterprise, thought, and perception of an individual.” This approach to stock selection, which drives portfolio composition and, thus, sector allocation, often results in portfolios that bear little resemblance to market indexes, creating the possibility for lengthy periods of relative outperformance or under-performance. We nonetheless believe that this approach can generate superior results for shareholders over the long term.

PRIMECAP Management Company

April 23, 2018

6

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	549,196,781	16,941,804	97.0%
Emerson U. Fullwood	548,277,743	17,860,842	96.8%
Amy Gutmann	547,523,838	18,614,747	96.7%
JoAnn Heffernan Heisen	548,366,779	17,771,806	96.9%
F. Joseph Loughrey	548,608,113	17,530,472	96.9%
Mark Loughridge	549,123,619	17,014,966	97.0%
Scott C. Malpass	547,921,510	18,217,075	96.8%
F. William McNabb III	548,186,555	17,952,030	96.8%
Deanna Mulligan	548,641,436	17,497,149	96.9%
André F. Perold	534,326,795	31,811,790	94.4%
Sarah Bloom Raskin	547,873,806	18,264,779	96.8%
Peter F. Volanakis	548,313,064	17,825,521	96.9%
* Results are for all funds within the same trust.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
PRIMECAP Core Fund	196,188,984	9,123,464	15,124,845	28,508,738	78.8%

7

PRIMECAP Core Fund

Fund Profile
As of March 31, 2018

Portfolio Characteristics
		MSCI US	DJ
		Prime	U.S. Total
		Market	Market
	Fund	750 Index	FA Index
Number of Stocks	152	759	3,771
Median Market Cap	$64.2B	$85.1B	$64.2B
Price/Earnings Ratio	19.3x	21.5x	21.2x
Price/Book Ratio	3.3x	3.1x	2.9x
Return on Equity	17.4%	15.9%	15.0%
Earnings Growth
Rate	10.8%	8.2%	8.4%
Dividend Yield	1.6%	1.8%	1.8%
Foreign Holdings	12.8%	0.0%	0.0%
Turnover Rate
(Annualized)	11%	—	—
Ticker Symbol	VPCCX	—	—
Expense Ratio[1]	0.46%	—	—
30-Day SEC Yield	1.19%	—	—
Short-Term Reserves	2.6%	—	—

Sector Diversification (% of equity exposure)
		MSCI US	DJ
		Prime	U.S. Total
		Market	Market
	Fund	750 Index	FA Index
Consumer
Discretionary	12.1%	13.0%	12.9%
Consumer Staples	0.6	7.4	6.8
Energy	0.7	5.6	5.5
Financials	10.2	14.4	15.1
Health Care	20.5	13.3	13.3
Industrials	20.3	10.5	10.9
Information
Technology	33.2	24.8	23.9
Materials	2.0	3.0	3.3
Real Estate	0.0	3.2	3.7
Telecommunication
Services	0.4	1.9	1.7
Utilities	0.0	2.9	2.9

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
		DJ
	MSCI US	U.S. Total
	Prime Market	Market
	750 Index	FA Index
R-Squared	0.91	0.91
Beta	1.06	1.05

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Southwest Airlines Co.	Airlines	4.9%
JPMorgan Chase & Co.	Diversified Banks	3.6
Alphabet Inc.	Internet Software &
	Services	3.4
Eli Lilly & Co.	Pharmaceuticals	3.2
Amgen Inc.	Biotechnology	3.2
Texas Instruments Inc.	Semiconductors	3.1
Microsoft Corp.	Systems Software	2.4
Biogen Inc.	Biotechnology	2.2
FedEx Corp.	Air Freight &
	Logistics	2.2
AstraZeneca plc	Pharmaceuticals	2.2
Top Ten		30.4%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 25, 2018, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2018, the annualized expense ratio was 0.46%.

8

PRIMECAP Core Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2007, Through March 31, 2018

Note: For 2018, performance data reflect the six months ended March 31, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018
	Inception	One	Five	Ten
	Date	Year	Years	Years
PRIMECAP Core Fund	12/9/2004	17.27%	15.44%	11.86%

See Financial Highlights for dividend and capital gains information.

9

PRIMECAP Core Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.5%)
Consumer Discretionary (11.8%)
	Sony Corp. ADR	3,800,000	183,692
*	CarMax Inc.	2,244,300	139,012
	Carnival Corp.	1,885,900	123,677
	Royal Caribbean
	Cruises Ltd.	894,000	105,260
	TJX Cos. Inc.	1,230,000	100,319
	Ross Stores Inc.	1,120,000	87,338
^	Mattel Inc.	5,887,699	77,423
	L Brands Inc.	1,589,700	60,742
	Whirlpool Corp.	386,774	59,219
	Walt Disney Co.	500,000	50,220
*	Amazon.com Inc.	30,593	44,278
	Las Vegas Sands
	Corp.	460,000	33,074
	Newell Brands Inc.	1,110,000	28,283
	Tribune Media Co.
	Class A	685,700	27,778
	CBS Corp. Class B	441,234	22,675
	VF Corp.	300,000	22,236
	Marriott International
	Inc. Class A	101,000	13,734
	Comcast Corp.
	Class A	372,000	12,711
	Hilton Worldwide
	Holdings Inc.	144,000	11,341
*	Charter
	Communications Inc.
	Class A	24,400	7,594
*	Norwegian Cruise
	Line Holdings Ltd.	131,700	6,976
	MGM Resorts
	International	190,000	6,654
	Gildan Activewear Inc.
	Class A	200,000	5,778
^	Entercom
	Communications
	Corp. Class A	569,543	5,496

	Restaurant Brands
	International Inc.	78,900	4,491
	Bed Bath & Beyond
	Inc.	133,191	2,796
	Adient plc	27,050	1,617
*	Netflix Inc.	4,800	1,418
*	Tempur Sealy
	International Inc.	22,000	996
*	Burlington Stores Inc.	4,600	612
			1,247,440
Consumer Staples (0.6%)
	CVS Health Corp.	472,377	29,386
	PepsiCo Inc.	200,000	21,830
	Tyson Foods Inc.
	Class A	67,500	4,940
	Constellation Brands
	Inc. Class A	7,436	1,695
	Philip Morris
	International Inc.	9,875	982
	Altria Group Inc.	10,624	662
			59,495
Energy (0.7%)
	Schlumberger Ltd.	394,300	25,543
*	Transocean Ltd.	1,321,800	13,086
	Cabot Oil & Gas Corp.	496,250	11,900
*	Southwestern Energy
	Co.	2,100,000	9,093
	EOG Resources Inc.	62,600	6,590
	National Oilwell Varco
	Inc.	150,000	5,521
	Pioneer Natural
	Resources Co.	2,600	447
			72,180
Financials (9.9%)
	JPMorgan Chase & Co.	3,422,866	376,413
	Charles Schwab Corp.	2,460,734	128,499
	Discover Financial
	Services	1,780,081	128,041
	Wells Fargo & Co.	1,822,400	95,512

10

PRIMECAP Core Fund

			Market
			Value•
		Shares	($000)
	Marsh & McLennan
	Cos. Inc.	1,130,412	93,361
	Northern Trust Corp.	899,450	92,760
	Bank of America Corp.	1,594,859	47,830
	US Bancorp	773,300	39,052
	Progressive Corp.	360,800	21,983
	CME Group Inc.	79,850	12,915
	Travelers Cos. Inc.	49,000	6,804
	American Express Co.	51,000	4,757
	Comerica Inc.	35,000	3,358
	Moody’s Corp.	12,000	1,936
	Chubb Ltd.	9,630	1,317
			1,054,538
Health Care (20.0%)
	Eli Lilly & Co.	4,424,800	342,347
	Amgen Inc.	1,986,936	338,733
*	Biogen Inc.	861,300	235,841
	AstraZeneca plc ADR	6,532,200	228,431
	Roche Holding AG	774,100	177,548
	Novartis AG ADR	1,831,100	148,044
	Thermo Fisher
	Scientific Inc.	562,700	116,175
	Bristol-Myers Squibb
	Co.	1,609,200	101,782
*	Boston Scientific Corp.	3,512,200	95,953
	Abbott Laboratories	1,552,400	93,020
	Medtronic plc	693,000	55,592
*,1	Siemens Healthineers
	AG	1,260,200	51,791
*	Illumina Inc.	150,900	35,676
	Agilent Technologies
	Inc.	382,600	25,596
	Sanofi ADR	540,000	21,643
	Merck & Co. Inc.	375,000	20,426
*	Waters Corp.	65,000	12,912
	Zimmer Biomet
	Holdings Inc.	98,700	10,762
	Stryker Corp.	45,500	7,322
*	Cerner Corp.	10,000	580
			2,120,174
Industrials (19.8%)
	Southwest Airlines
	Co.	9,016,525	516,467
	FedEx Corp.	973,500	233,747
	American Airlines
	Group Inc.	3,497,800	181,746
	Airbus SE	1,468,050	169,859
*	United Continental
	Holdings Inc.	2,064,800	143,442
	Siemens AG	994,100	126,798
	Caterpillar Inc.	680,000	100,218
*	AECOM	2,287,100	81,489
	Delta Air Lines Inc.	1,483,000	81,283
	United Parcel Service
	Inc. Class B	742,700	77,731

	Jacobs Engineering
	Group Inc.	1,047,655	61,969
	Deere & Co.	383,900	59,627
	Boeing Co.	160,000	52,461
	Textron Inc.	560,000	33,023
	Honeywell
	International Inc.	200,000	28,902
	Rockwell Automation
	Inc.	144,100	25,102
	Union Pacific Corp.	160,000	21,509
	Pentair plc	270,000	18,395
	TransDigm Group Inc.	55,500	17,035
	Ritchie Bros
	Auctioneers Inc.	533,300	16,783
	CSX Corp.	285,000	15,877
	IDEX Corp.	92,000	13,111
	General Dynamics
	Corp.	50,000	11,045
	Acuity Brands Inc.	50,000	6,960
*	Herc Holdings Inc.	104,000	6,755
			2,101,334
Information Technology (32.4%)
	Texas Instruments Inc.	3,190,200	331,430
	Microsoft Corp.	2,796,400	255,227
	NetApp Inc.	3,020,400	186,328
*	Alphabet Inc. Class A	176,827	183,394
*	Alphabet Inc. Class C	170,513	175,934
	Hewlett Packard
	Enterprise Co.	9,870,867	173,135
	NVIDIA Corp.	715,000	165,587
*	Flex Ltd.	9,330,600	152,369
	HP Inc.	6,739,367	147,727
	KLA-Tencor Corp.	1,127,600	122,920
	Intel Corp.	2,275,000	118,482
	Cisco Systems Inc.	2,686,600	115,228
*	Alibaba Group
	Holding Ltd. ADR	542,430	99,558
	ASML Holding NV	480,000	95,309
*	Micron Technology
	Inc.	1,790,000	93,331
	QUALCOMM Inc.	1,658,830	91,916
*	Adobe Systems Inc.	390,000	84,271
	Intuit Inc.	485,000	84,075
	Applied Materials Inc.	1,280,000	71,181
*,^	Telefonaktiebolaget
	LM Ericsson ADR	11,006,000	70,438
*	eBay Inc.	1,457,900	58,666
	DXC Technology Co.	544,646	54,753
	Activision Blizzard Inc.	800,000	53,968
*	Altaba Inc.	691,600	51,206
	Visa Inc. Class A	381,500	45,635
*	Keysight Technologies
	Inc.	849,300	44,495
	Corning Inc.	1,447,000	40,342
	Analog Devices Inc.	439,100	40,015

11

PRIMECAP Core Fund

			Market
			Value•
		Shares	($000)
*	PayPal Holdings Inc.	458,300	34,771
	Micro Focus
	International plc ADR	2,156,001	30,270
*	Dell Technologies Inc.
	Class V	402,592	29,474
*	Electronic Arts Inc.	235,000	28,491
	Apple Inc.	125,000	20,972
	Oracle Corp.	450,000	20,588
	Mastercard Inc.
	Class A	104,000	18,217
*	BlackBerry Ltd.	1,547,500	17,796
	Western Digital Corp.	188,000	17,347
	Booz Allen Hamilton
	Holding Corp. Class A	105,923	4,101
	Teradyne Inc.	45,300	2,071
			3,431,018
Materials (1.9%)
	Monsanto Co.	773,350	90,242
	DowDuPont Inc.	800,000	50,968
	Praxair Inc.	229,700	33,146
	Celanese Corp.
	Class A	150,000	15,031
	Cabot Corp.	125,000	6,965
	Greif Inc. Class A	75,000	3,919
	Greif Inc. Class B	35,000	2,039
*	AdvanSix Inc.	15,000	522
			202,832
Telecommunication Services (0.4%)
*,^	Sprint Corp.	8,480,000	41,382
*	T-Mobile US Inc.	82,600	5,042
			46,424
Total Common Stocks
(Cost $5,391,918)			10,335,435

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (3.0%)
Money Market Fund (3.0%)
[2,3] Vanguard Market
Liquidity Fund, 1.775%
(Cost $314,187)	3,142,171	314,217
Total Investments (100.5%)
(Cost $5,706,105)		10,649,652
Other Assets and Liabilities (-0.5%)
Other Assets
Investment in Vanguard		591
Receivables for Accrued Income		16,299
Receivables for Capital Shares Issued		2,063
Other Assets		3,806
Total Other Assets		22,759
Liabilities
Payables for Investment
Securities Purchased		(4,819)
Collateral for Securities on Loan		(43,488)
Payables to Investment Advisor		(8,406)
Payables for Capital Shares Redeemed		(5,748)
Payables to Vanguard		(8,836)
Other Liabilities		(1,184)
Total Liabilities		(72,481)
Net Assets (100%)
Applicable to 394,738,692 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		10,599,930
Net Asset Value Per Share		$26.85

12

PRIMECAP Core Fund

At March 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	5,280,021
Undistributed Net Investment Income	34,303
Accumulated Net Realized Gains	341,887
Unrealized Appreciation (Depreciation)
Investment Securities	4,943,547
Foreign Currencies	172
Net Assets	10,599,930

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $41,817,000.
1 Security exempt from registration under Rule 144A of the
Securities Act of 1933. Such securities may be sold in
transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2018, the value of this
security represented 0.5% of net assets.
2 Affiliated money market fund available only to Vanguard
funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
3 Includes $43,488,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

13

PRIMECAP Core Fund

Statement of Operations

Six Months Ended
March 31, 2018
($000)
Investment Income
Income
Dividends[1]	87,225
Interest [2]	1,687
Securities Lending—Net	138
Total Income	89,050
Expenses
Investment Advisory Fees—Note B	16,452
The Vanguard Group—Note C
Management and Administrative	6,886
Marketing and Distribution	698
Custodian Fees	393
Shareholders’ Reports and Proxy	70
Trustees’ Fees and Expenses	7
Total Expenses	24,506
Net Investment Income	64,544
Realized Net Gain (Loss)
Investment Securities Sold [2]	362,455
Foreign Currencies	(38)
Realized Net Gain (Loss)	362,417
Change in Unrealized Appreciation (Depreciation)
Investment Securities [2]	201,430
Foreign Currencies	52
Change in Unrealized Appreciation (Depreciation)	201,482
Net Increase (Decrease) in Net Assets Resulting from Operations	628,443

1 Dividends are net of foreign withholding taxes of $2,464,000.
2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from affiliated companies of the fund were $1,687,000, ($19,000), and ($36,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

14

PRIMECAP Core Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	64,544	117,017
Realized Net Gain (Loss)	362,417	319,881
Change in Unrealized Appreciation (Depreciation)	201,482	1,493,605
Net Increase (Decrease) in Net Assets Resulting from Operations	628,443	1,930,503
Distributions
Net Investment Income	(111,019)	(103,025)
Realized Capital Gain[1]	(315,476)	(350,990)
Total Distributions	(426,495)	(454,015)
Capital Share Transactions
Issued	474,745	782,491
Issued in Lieu of Cash Distributions	362,767	388,936
Redeemed	(663,457)	(843,977)
Net Increase (Decrease) from Capital Share Transactions	174,055	327,450
Total Increase (Decrease)	376,003	1,803,938
Net Assets
Beginning of Period	10,223,927	8,419,989
End of Period[2]	10,599,930	10,223,927

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $10,086,000 and $12,674,000, respectively.
Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $34,303,000 and $80,816,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

PRIMECAP Core Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$26.33	$22.55	$20.26	$21.87	$18.65	$14.98
Investment Operations
Net Investment Income	.164[1]	.304[1]	.275	.285	.255	.242
Net Realized and Unrealized Gain (Loss)
on Investments	1.459	4.701	3.047	(.328)	3.820	3.955
Total from Investment Operations	1.623	5.005	3.322	(.043)	4.075	4.197
Distributions
Dividends from Net Investment Income	(. 287)	(. 278)	(. 243)	(. 270)	(.178)	(. 260)
Distributions from Realized Capital Gains	(. 816)	(. 947)	(.789)	(1.297)	(. 677)	(. 267)
Total Distributions	(1.103)	(1.225)	(1.032)	(1.567)	(.855)	(.527)
Net Asset Value, End of Period	$26.85	$26.33	$22.55	$20.26	$21.87	$18.65

Total Return[2]	6.13%	23.13%	16.78%	-0.73%	22.60%	28.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,600	$10,224	$8,420	$6,917	$6,828	$5,774
Ratio of Total Expenses to
Average Net Assets	0.46%	0.46%	0.46%	0.47%	0.50%	0.50%
Ratio of Net Investment Income to
Average Net Assets	1.20%	1.27%	1.31%	1.29%	1.23%	1.42%
Portfolio Turnover Rate	11%	9%	11%	10%	13%	7%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

16

PRIMECAP Core Fund

Notes to Financial Statements

Vanguard PRIMECAP Core Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and for the period ended March 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject

17

PRIMECAP Core Fund

to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended March 31, 2018, the investment advisory fee represented an effective annual rate of 0.31% of the fund’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2018, the fund had contributed to Vanguard capital in the amount of $591,000, representing 0.01% of the fund’s net assets and 0.24% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

18

PRIMECAP Core Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted
on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of March 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	9,809,440	525,995	—
Temporary Cash Investments	314,217	—	—
Total	10,123,657	525,995	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2018, the cost of investment securities for tax purposes was $5,706,105,000. Net unrealized appreciation of investment securities for tax purposes was $4,943,547,000, consisting of unrealized gains of $5,208,827,000 on securities that had risen in value since their purchase and $265,280,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2018, the fund purchased $560,422,000 of investment securities and sold $704,259,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
	Shares	Shares
	(000)	(000)
Issued	17,312	32,818
Issued in Lieu of Cash Distributions	13,401	17,325
Redeemed	(24,226)	(35,330)
Net Increase (Decrease) in Shares Outstanding	6,487	14,813

H. Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in these financial statements.

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

20

Six Months Ended March 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
PRIMECAP Core Fund	9/30/2017	3/31/2018	Period
Based on Actual Fund Return	$1,000.00	$1,061.33	$2.36
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.64	2.32

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.46%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/365).

21

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard PRIMECAP Core Fund has renewed the fund’s investment advisory arrangement with PRIMECAP Management Company (PRIMECAP Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to equity investing. The portfolio managers are responsible for separate sub-portfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with long-term growth potential that the market has yet to appreciate. The multi-counselor approach that the advisor employs is designed to emphasize individual decision-making and enable the portfolio managers to invest only in their highest-conviction ideas. PRIMECAP Management’s fundamental research focuses on developing opinions independent from Wall Street’s consensus and maintaining a long-term time horizon. PRIMECAP Management has managed the fund since its inception in 2004.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

22

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider the profitability of PRIMECAP Management in determining whether to approve the advisory fee, because PRIMECAP Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

23

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

24

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

25

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

26

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
rights reserved.
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12202 052018

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.
Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management
Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FENWAY FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: May 17, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FENWAY FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER
Date: May 17, 2018
VANGUARD FENWAY FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: May 17, 2018

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 see file
Number 33-32216, Incorporated by Reference.